SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2002

BLYTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)
One East Weaver Street, Greenwich, Connecticut (Address of principal executive offices)	06831 (Zip Code)

Registrant's telephone number, including area code (203) 661-1926

Not Applicable (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

        On December 16, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Quarterly Report on Form 10-Q filed by Blyth, Inc. for the Quarter ended October 31, 2002 was accompanied by certifications of the Principal Executive Officer and the Principal Financial Officer of Blyth, Inc.

        Copies of each certification are furnished as Exhibits 99.1 and 99.2 to the filing of this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: December 17, 2002	By:	/s/ BRUCE D. KREIGER Name: Bruce D. Kreiger Title: Vice President & General Counsel